                                                                   EXHIBIT 10.11



                 AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT

                           dated as of August 3, 1998

                                      among

                      DLJ MERCHANT BANKING PARTNERS, L.P.,
                        DLJ INTERNATIONAL PARTNERS, C.V.,
                          DLJ OFFSHORE PARTNERS, C.V.,

                      DLJ MERCHANT BANKING FUNDING, INC.,

                              DLJ FIRST ESC, L.P.,
                               DLJ ESC II, L.P.,


                            DLJ CAPITAL CORPORATION,
                            SPROUT GROWTH II, L.P.,
                            SPROUT CAPITAL VI, L.P.,

                               PM FUNDING, INC.,

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION,

                         ABS CAPITAL PARTNERS II, L.P.,

                               ARTHUR J. CORMIER,

                               JOHN F. SCHAEFER,

                          THE FREEDLAND 1994 UNITRUST,

                           THE MORARU 1994 UNITRUST,

                             THE LE 1994 UNITRUST,

                           THE NAJJAR 1994 UNITRUST,

                              NEIL H. BRUMBERGER,
                              HART H. BRUMBERGER,

             ROGER D. PETERS AND MARY ANNE CHRISTINE PETERS LIVING
                                     TRUST,

              JEFFREY K. RHOTON AND YVONNE H. RHOTON LIVING TRUST,

                                RAYMOND M. KARAM,
                                 RANDALL E. BYE,
                                PEDRO A. AYLWIN,

                             DR. GILBERT F. AMELIO,
                                WILLIAM E. TERRY

                                      and

                              PHASE METRICS, INC.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.01.  Definitions.....................................................2

                                   ARTICLE 2
                              CORPORATE GOVERNANCE

SECTION 2.01.  Composition of the Board.......................................10
SECTION 2.02.  Removal........................................................10
SECTION 2.03.  Vacancies......................................................11
SECTION 2.04.  Termination of Rights and Obligations..........................11
SECTION 2.05.  Action by the Board............................................12
SECTION 2.06.  Certificate of Incorporation and Bylaws........................12

                                   ARTICLE 3
                            RESTRICTIONS ON TRANSFER

SECTION 3.01.  General........................................................12
SECTION 3.02.  Legend on Securities...........................................13
SECTION 3.03.  Permitted Transferees..........................................14

                                   ARTICLE 4
    RIGHTS OF FIRST REFUSAL; TAG ALONG RIGHTS; PREEMPTIVE RIGHTS; DRAG ALONG
             RIGHTS; TERMINATION AND INAPPLICABILITY OF PROVISIONS

SECTION 4.01.  Right of First Refusal; Tag along Rights.......................14
SECTION 4.02.  Preemptive Rights..............................................20
SECTION 4.03.  Right to Compel Participation in Certain Transfers.............21
SECTION 4.04.  Improper Transfer..............................................23
SECTION 4.05.  Termination of Agreement.......................................23
SECTION 4.06.  Inapplicability of Transfer Restrictions and Corporate
        Governance Provisions to PM Funding, Inc..............................23

                                   ARTICLE 5
                              REGISTRATION RIGHTS

SECTION 5.01.  Demand Registration............................................24
SECTION 5.02.  Incidental Registration........................................26



                                                                            PAGE

SECTION 5.03.  Holdback Agreements............................................28
SECTION 5.04.  Registration Procedures........................................29
SECTION 5.05.  Indemnification by the Issuer..................................32
SECTION 5.06.  Indemnification by Participating Securityholders...............32
SECTION 5.07.  Conduct of Indemnification Proceedings.........................33
SECTION 5.08.  Contribution...................................................34
SECTION 5.09.  Participation in Public Offering...............................36

                                   ARTICLE 6
                        CERTAIN COVENANTS AND AGREEMENTS

SECTION 6.01.  Confidentiality................................................36
SECTION 6.02.  No Inconsistent Agreements.....................................37

                                   ARTICLE 7
                                 MISCELLANEOUS

SECTION 7.01.  Entire Agreement...............................................37
SECTION 7.02.  Binding Effect; Benefit........................................37
SECTION 7.03.  Assignability..................................................38
SECTION 7.04.  Amendment; Waiver; Termination.................................38
SECTION 7.05.  Exclusive Financial Advisor and Investment Banking
        Advisor...............................................................38
SECTION 7.06.  Notices........................................................38
SECTION 7.07.  Headings.......................................................44
SECTION 7.08.  Counterparts...................................................44
SECTION 7.09.  Applicable Law.................................................44
SECTION 7.10.  Specific Enforcement...........................................44
SECTION 7.11.  Consent to Jurisdiction........................................44

                 AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT


        AMENDED AND RESTATED AGREEMENT dated as of August 3,
1998 among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ
First ESC, L.P., DLJ ESC II, L.P., DLJ Capital Corporation, Sprout Growth II, L.P., Sprout Capital VI, L.P., PM Funding, Inc., a Delaware corporation, Donaldson Lufkin & Jenrette Securities Corporation (each of the foregoing, a "DLJ ENTITY", and collectively, the "DLJ ENTITIES"), ABS Capital Partners II, L.P. ("ABS"), Arthur J. Cormier ("CORMIER"), John F. Schaefer ("SCHAEFER"), Phase Metrics, Inc. (the "ISSUER"), Richard J. Freedland and Nanette A. Freedland as Trustees of the Freedland 1994 Unitrust, Alex Moraru and Liliana Moraru as Trustees of the Moraru 1994 Unitrust, Hung Ba Le and Anh Le as Trustees of the Le 1994 Unitrust, Loai Najjar and Mickie Najjar as Trustees of the Najjar 1994 Unitrust (the "SHAREHOLDER TRUSTS"), Neil A. Brumberger and Hart
H. Brumberger (collectively, "BRUMBERGER"), Roger D. and Mary Anne Christine Peters and Roger D. Peters and Mary Anne Christine Peters, as trustees for the Roger D. Peters and Mary Anne Christine Peters Living Trust (collectively, "PETERS"); Jeffrey K. and Yvonne H. Rhoton and Jeffrey K. Rhoton and Yvonne H. Rhoton, as trustees for the Jeffrey K. Rhoton and Yvonne H. Rhoton Living Trust (collectively, "RHOTONS"), Raymond M. Karam ("KARAM"), Randall E. Bye ("BYE"), Pedro A. Aylwin ("AYLWIN"), Dr. Gilbert F. Amelio ("AMELIO") and William E. Terry ("TERRY").

                              W I T N E S S E T H :

        WHEREAS, the DLJ Entities, Cormier, Schaefer and the Issuer entered into a Stockholders Agreement dated as of November 23, 1994 (the "ORIGINAL AGREEMENT") in connection with the acquisition of securities of the Issuer by certain of such parties pursuant to the Securities Purchase Agreement dated as of November 23, 1994 (the "1994 SECURITIES PURCHASE AGREEMENT") among the DLJ Entities (other than PM Funding, Inc.) Cormier, Schaefer and the Issuer;

        WHEREAS, the First Amendment to Securityholders Agreement dated as of June 30, 1995 amended the Original Agreement in certain respects and made the Shareholder Trusts parties to the Original Agreement;

        WHEREAS, the Second Amendment to Securityholders Agreement dated as of July 18, 1995 further amended the Original Agreement as set forth therein and made Brumberger a party to the Original Agreement;

        WHEREAS, the Third Amendment to Securityholders Agreement dated as of January 18, 1996 further amended the Original Agreement as set forth therein and made Peters and Rhotons parties to the Original Agreement;

        WHEREAS, the Fourth Amendment to Securityholders Agreement dated as of August 23, 1996 further amended the Original Agreement as set forth therein;

        WHEREAS, the Fifth Amendment to Securityholders Agreement dated as of December 31, 1996 further amended the Original Agreement as set forth therein and made Karam, Bye and Aylwin parties to the Original Agreement; and

        WHEREAS, pursuant to the Securities Purchase Agreement dated as of July 31, 1998 (the "SECURITIES PURCHASE AGREEMENT") among the DLJ Entities (other than PM Funding, Inc.), ABS and the Issuer, the DLJ Entities (other than PM Funding, Inc., DLJ International Partners, C.V. and DLJ Offshore Partners, C.V.) and ABS, concurrently with the execution of this Agreement, are acquiring securities of the Issuer; and

        WHEREAS, the parties to this Amended and Restated Agreement, which applies to all of the Securities of the Issuer outstanding on the date hereof and held by the parties, as well as Securities acquired by them hereafter, desire to amend and restate the Original Agreement in its entirety to govern certain of their rights, duties and obligations after consummation of the transactions contemplated by the Purchase Agreement;

        NOW, THEREFORE the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

        SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

        "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that no securityholder of the Issuer shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Issuer. For the purpose of this definition, the term "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

        "AFFILIATED EMPLOYEE BENEFIT TRUST" means any trust that is a successor to the assets held by a trust established under an employee benefit plan subject to ERISA or any other trust established directly or indirectly under such plan or any other such plan having the same sponsor.

        "ALLOWABLE TRANSFER AMOUNT" shall mean, as to Schaefer or Cormier, as the case may be, at any time in any given calendar year, that number of shares of Common Stock that equals the excess, if any, of (i) 25% of the shares of Fully Diluted Common Stock owned by such individual on November 23, 1994 over
(ii) the aggregate number of shares of Fully Diluted Common Stock theretofore transferred (other than to Permitted Transferees) by such individual up to such time in such calendar year, provided that the Allowable Transfer Amount of either such individual shall equal zero at such point as such individual shall have transferred in aggregate after November 23, 1994 (other than to Permitted Transferees) 50% of the shares of Fully Diluted Common Stock owned by him on November 23, 1994 (it being understood that all such determinations shall be made taking into account any adjustments in accordance with the terms of the applicable securities).

        "BENCHMARK SHARES" means shares of Common Stock sold or proposed to be sold by the DLJ Entities (other than to their Permitted Transferees) subsequent to the Closing Date until the aggregate number of shares of Common Stock so sold or proposed to be sold by the DLJ Entities (other than as aforesaid) equals 5,500,000 (taking into account any stock dividend, stock split or reverse stock split subsequent to the Closing Date).

        "BOARD" means the board of directors of the Issuer.

        "BRIDGE SECURITIES PURCHASE AGREEMENT" means the Bridge Securities Purchase Agreement dated as of November 23, 1994 between the Issuer and PM Funding, Inc.

        "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

        "COMMON STOCK" shall have the meaning set forth in the Securities Purchase Agreement.

        "EQUITY SECURITIES" means Common Stock, securities convertible into or exchangeable for Common Stock and options, warrants or other rights to acquire Common Stock.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "FULLY DILUTED" means, with respect to Common Stock and without duplication, all outstanding shares and all shares issuable in respect of securities convertible into or exchangeable for Common Stock, stock appreciation rights or options, warrants and other irrevocable rights to purchase or subscribe for Common Stock or securities convertible into or exchangeable for Common Stock and any Person shall be deemed to own such number of Fully Diluted shares of Common Stock as such Person has the right to acquire from any other Person (including the Issuer).

        "HELIOS SHAREHOLDERS" means each Person who received shares of Common Stock of the Issuer pursuant to that certain Stock Purchase and Exchange Agreement dated as of June 30, 1995, among the Issuer, Helios Incorporated and each of the other parties signatory thereto.

        "INITIAL PUBLIC OFFERING" means the initial sale after the date hereof of Common Stock pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form S-8 or any successor form).

        "NOTES" shall have the meaning set forth in the Securities Purchase Agreement.

        "OTHER SECURITYHOLDERS" means all Securityholders other than any DLJ Entity, and their respective Permitted Transferees.

        "PERCENTAGE OWNERSHIP" means, with respect to any Securityholder or any group of Securityholders at any time, (i) the number of shares of Fully Diluted Common Stock that such Securityholder or group of Securityholders owns at such time, divided by (ii) the total number of shares of Fully Diluted Common Stock at such time.

        "PERMITTED TRANSFEREE" means:

        (i) in the case of any DLJ Entity, (A) any other DLJ Entity, (B) any general or limited partner of any such entity (a "DLJ PARTNER"), and any corporation, partnership, Affiliated Employee Benefit Trust or other entity which is an Affiliate of any DLJ Partner (collectively, the "DLJ AFFILIATES"), (C) any managing director, general partner, director, limited partner, officer or employee of such DLJ Entity or a DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (C) (collectively, "DLJ ASSOCIATES"), (D) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only such DLJ Entity, DLJ Affiliates, DLJ Associates, their spouses or their lineal descendants and (E) a voting trustee for one or more DLJ Entities, DLJ Affiliates or DLJ Associates under the terms of a voting trust designed to conform with the requirements of the Insurance Law of the State of New York;

       (ii) in the case of any Other Securityholder, (A) the Issuer, (B) (x) such Securityholder's spouse or (y) such Securityholder's siblings or lineal descendants, so long as such Securityholder retains the right to vote such Securities, (C) a Person who acquires Securities from any such Securityholder pursuant to a will or the laws of descent and distribution, and (D) any trust the beneficiaries of which consist only of such Securityholders and/or such Securityholder's spouse, siblings and lineal descendants and (E) any Securityholder other than any DLJ Entity or its Permitted Transferees;

      (iii) in the case of the Helios Shareholders, in addition to the Permitted Transferees enumerated in paragraph (ii) above, any beneficiary and/or trustee of any Helios Shareholder that is a trust; provided, that such transferee shall have agreed in writing to be bound by the terms of this Agreement;

       (iv) in the case of Schaefer and Cormier, notwithstanding clause (E) of subsection (ii) above, the DLJ Entities; provided that in no event shall Schaefer or Cormier transfer to the DLJ Entities in excess of 50,000 shares each of the Series A Preferred Stock in reliance on this subsection (iv); and

        (v) in the case of ABS, (A) any general or limited partner of ABS (an "ABS PARTNER"), and any corporation, partnership, Affiliated Employee Benefit Trust or other entity which is an Affiliate of any ABS Partner (collectively, the "ABS AFFILIATES"), (B) any managing director, general partner, director, limited partner, officer or employee of such ABS Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (B) (collectively, "ABS ASSOCIATES") and (C) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only ABS or such ABS Affiliates, ABS Associates, their spouses or their lineal descendants.

        "PERSON" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "REGISTRABLE STOCK" means any shares of Common Stock until (i) a registration statement covering such shares of Common Stock has been declared effective by the SEC and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or such shares may be sold pursuant to Rule 144(k) or (iii) such shares are otherwise transferred, the Issuer has delivered a new certificate or other evidence of ownership for such shares not bearing the legend required pursuant to this Agreement and such shares may be resold without subsequent registration under the Securities Act.

        "REGISTRATION EXPENSES" means (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Securities), (iii) printing expenses, (iv) internal expenses of the Issuer (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Issuer and customary fees and expenses for independent certified public accountants retained by the Issuer (including expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 5.04(h) hereof), (vi) the reasonable fees and expenses of any special experts retained by the Issuer in connection with such registration, (vii) reasonable fees and expenses of one counsel for the Securityholders participating in the offering, selected by the DLJ Entities, in the case of an offering in which any of the DLJ Entities participate, or selected by Cormier and Schaefer in any other case involving exercise of registration rights under Sections 5.01 or 5.02, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the "NASD") including fees and expenses of any "QUALIFIED INDEPENDENT UNDERWRITER" and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Stock, or any out-of-pocket expenses (except as set forth in clause
(vii) above) of the Securityholders or any fees and expenses of underwriter's counsel.

        "SEC" means the Securities and Exchange Commission.

        "SECURITIES ACT" means the Securities Act of 1933, as amended.

        "SECURITIES" means Notes, shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Warrants, and other voting securities of the Issuer held by the Securityholders.

        "SECURITYHOLDER" means each Person (other than the Issuer) who shall be a party to this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Section 7.03 or otherwise, so long as such Person shall "BENEFICIALLY OWN" (as such term is defined in Rule 13d-3 under the Exchange Act) any Securities.

        "SERIES A PREFERRED STOCK" shall have the meaning set forth in the Securities Purchase Agreement.

        "SERIES B PREFERRED STOCK" shall have the meaning set forth in the Securities Purchase Agreement.

        "SERIES C BENCHMARK SHARES" means shares of Common Stock sold or proposed to be sold by holders of the Series C Preferred Stock (other than to their Permitted Transferees) subsequent to the Closing Date until the aggregate number of shares of Common Stock so sold or proposed to be sold by holders of the Series C Preferred Stock equals 3,750,000 (taking into account any stock dividend, stock split of reverse stock split subsequent to the Closing Date).

        "SERIES C PERCENTAGE OWNERSHIP" means with respect to any Securityholder or group of Securityholders that holds Series C Preferred Stock at any time, (i) the number of shares of Fully Diluted Common Stock represented by each such Securityholder's shares of Series C Preferred Stock divided by (ii) the total number of shares of Fully Diluted Common Stock represented by the total number of shares of Series C Preferred Stock at such time.

        "SERIES C PREFERRED STOCK" shall have the meaning set forth in the Securities Purchase Agreement.

        "SPROUT ENTITIES" means DLJ Capital Corporation, Sprout Growth II, L.P. and Sprout Capital VI, L.P.

        "SUBSIDIARY" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

        "THIRD PARTY" means a prospective purchaser of shares in an arm's-length transaction from a Securityholder where such purchaser is not a Permitted Transferee of such Securityholder.

        "TRANSACTION DOCUMENTS" mean this Agreement, the Securities Purchase Agreement and the inter-securityholder agreement of even date herewith to be entered into by the parties thereto.

        "UNDERWRITTEN PUBLIC OFFERING" means an underwritten public offering of Registrable Stock of the Issuer pursuant to an effective registration statement under the Securities Act.

        "WARRANTS" means the warrants exercisable to purchase Common Stock issued to PM Funding, Inc. pursuant to the Bridge Securities Purchase Agreement.

       (b) The term "DLJ ENTITIES", to the extent such entities shall have transferred any of their Securities to "PERMITTED TRANSFEREES", shall mean the DLJ Entities and the Permitted Transferees of the DLJ Entities, taken together, and any right or action that may be taken at the election of the DLJ Entities may be taken at the election of the DLJ Entities, and such Permitted Transferees.

       (c) The term "ABS", to the extent such entity shall have transferred any of its Securities to "PERMITTED TRANSFEREES", shall mean ABS and the Permitted Transferees of ABS, taken together, and any right or action that may be taken at the election of ABS may be taken at the election of ABS, and such Permitted Transferees.

       (d) The term "OTHER SECURITYHOLDERS", to the extent such shareholders shall have transferred any of their Securities to "PERMITTED TRANSFEREES", shall mean the other Securityholders and the Permitted Transferees of the other Securityholders, as the case may be, and any right or action that may be taken at the election of the other Securityholders may be taken at the election of the other Securityholders and the Permitted Transferees of the other Securityholders, as the case may be.

       (e) Each of the following terms is defined in the Section set forth opposite such term:

                    Term                       Section

ABS                                            1.01(c)
ABS Affiliate                                  1.01(a)
ABS Associates                                 1.01(a)
ABS Partner                                    1.01(a)
Additional Directors                           2.01
Aggregate Tag Amount                           4.01(g)(i)
Associate                                      2.01
beneficially own                               1.01(a)
Cause                                          2.02
Confidential Information                       6.01(b)
control                                        1.01(a)
Demand Registration                            5.01(a)
DLJ Entities                                   1.01(b)
DLJ Associates                                 1.01(a)
DLJ Affiliate                                  1.01(a)
DLJ Non-Election                               4.01(g)(v)
DLJ Partner                                    1.01(a)
DLJSC                                          7.05
Electing Individual                            4.01(g)(v)
Holders                                        5.01(a)(ii)
Incidental Registration                        5.02(a)
Indemnified Party                              5.07
Indemnifying Party                             5.07
Inspectors                                     5.04(g)
Maximum Offering Size                          5.01(d)
NASD                                           1.01(a)
Nominee                                        2.03(a)
other Securityholders                          1.01(d)
Private Transaction                            3.01(b)
qualified independent underwriter              1.01(a)
Records                                        5.04(g)
Representatives                                6.01(b)
Section 4.01(h) Aggregate Tag Amount           4.01(h)
Section 4.01(h) Tag along Notice Period        4.01(h)
Section 4.01(h) Tag along Right                4.01(h)
Section 4.01(h) Tag along Sale                 4.01(h)
Section 4.01(h) Tag along Seller               4.01(h)
Section 4.01(h) Tagging Person                 4.01(h)
Section 3.01(b) Termination Date               3.01(b)
Section 4.01 Offer                             4.01(a)
Section 4.01 Offer Notice                      4.01(a)
Section 4.01 Offer Price                       4.01(a)

                    Term                         Section
Section 4.02 Notice                            4.02
Section 4.03 Agreement                         4.03(a)
Section 4.03 Notice                            4.03(a)
Section 4.03 Notice Period                     4.03(a)
Section 4.03 Sale                              4.03(a)
Section 4.03 Sale Price                        4.03(a)
Selling Securityholder                         5.01(a)
Selling Party                                  4.01(a)
Tag along Notice Period                        4.01(g)(i)
Tag along Right                                4.01(g)(i)
Tag along Sale                                 4.01(g)(i)
Tag along Seller                               4.01(g)(i)
Tagging Person                                 4.01(g)(i)
transfer                                       3.01(a)

       (f) Capitalized terms used herein and not otherwise defined herein shall have the meanings herein that are assigned to such terms in the Securities Purchase Agreement.

                                   ARTICLE 2
                              CORPORATE GOVERNANCE

        SECTION 2.01. Composition of the Board. The Board shall consist of seven members, of whom one shall be designated by DLJ Merchant Banking Partners, L.P., one shall be designated by Sprout Growth II, L.P., one shall be designated by ABS, one shall be designated by Schaefer, one shall be designated by Cormier, and two shall be individuals (the "ADDITIONAL DIRECTORS") (i) one designated by Cormier and Schaefer and acceptable to the DLJ Entities and (ii) one designated by the DLJ Entities, which individuals are neither an "AFFILIATE" nor an "ASSOCIATE" (as those terms are used within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of the DLJ Entities, ABS, Schaefer or Cormier. Each Securityholder entitled to vote for the election of directors to the Board agrees that it will vote its Securities or execute consents, as the case may be, and take all other necessary action (including causing the Issuer to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.01.

        SECTION 2.02. Removal. Each Securityholder agrees that if, at any time, it is then entitled to vote for the removal of directors of the Issuer, it will not vote any of its Securities in favor of the removal of any director who shall have been designated or nominated pursuant to Section 2.01 unless such removal shall be for Cause or the Person entitled to designate or nominate such director shall have consented to such removal in writing; provided that any of the DLJ Entities, ABS, Cormier or Schaefer may remove, or vote its Securities in favor of the removal of, the Additional Directors. Removal for "CAUSE" shall mean removal of a director because of such director's (a) willful and continued failure to substantially perform his duties with the Issuer in his established position,
(b) willful conduct which is significantly injurious to the Issuer, monetarily or otherwise, or (c) conviction for, or guilty plea to, a felony. Subject to
Section 2.03, nothing contained in this Section 2.02 shall affect the right of any Securityholder to designate members of the Board pursuant to Section 2.01.

        SECTION 2.03. Vacancies. If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board:

       (a) the Person entitled under Section 2.01 to designate or nominate such director whose death, disability, retirement, resignation or removal resulted in such vacancy, or its Permitted Transferees, may, subject to the provisions of Sections 2.01 and 2.04, designate another individual (the "NOMINEE") to fill such capacity and serve as a director of the Issuer; and

       (b) each Securityholder then entitled to vote for the election of the Nominee as a director of the Issuer agrees that it will vote its Securities, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Board.

        SECTION 2.04. Termination of Rights and Obligations. The right to designate one or more members of the Board pursuant to this Article 2 shall terminate (i) as to Cormier, at such time as Cormier and his Permitted Transferees in the aggregate own and have the right to acquire less than 5% of the Fully Diluted Common Stock then outstanding, (ii) as to Schaefer, at such time as Schaefer and his Permitted Transferees in the aggregate own and have the right to acquire less than 5% of the Fully Diluted Common Stock then outstanding, (iii) as to Sprout Growth II, L.P., at such time as the DLJ Entities in the aggregate own and have the right to acquire less than 5% of the Fully Diluted Common Stock then outstanding, (iv) as to DLJ Merchant Banking Partners, L.P., at such time as the DLJ Entities (other than PM Funding, Inc.) in the aggregate own and have the right to acquire less than 5% of the Fully Diluted Common Stock then outstanding and (v) as to ABS, at such time as ABS in the aggregate owns and has the right to acquire less than 5% of the Fully Diluted Common Stock then outstanding. The obligations imposed on Securityholders to give effect to the rights to designate directors set forth in
Section 2.01 shall terminate as to any Person when such Person's right to designate a director is terminated.

        SECTION 2.05. Action by the Board. A quorum of the Board shall consist initially of four directors. All actions of the Board shall require the affirmative vote of at least a majority of the directors at a duly convened meeting of the Board at which a quorum is present or the unanimous written consent of the Board; provided that, in the event there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

        SECTION 2.06. Certificate of Incorporation and Bylaws. (a) The Certificate of Incorporation and Bylaws of the Issuer, as in effect on the date hereof, are attached as Exhibits B and A, respectively, to the Securities Purchase Agreement.

       (b) Each Securityholder shall vote its Securities, and shall take all other actions necessary, to ensure that the Issuer's Certificate of Incorporation and Bylaws facilitate and do not at any time conflict with any provision of this Agreement.



                                   ARTICLE 3
                            RESTRICTIONS ON TRANSFER

        SECTION 3.01. General. (a) No Securityholder may directly or indirectly, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of ("TRANSFER") any Securities (or solicit any offers to buy or otherwise acquire, or to take a pledge of, any Securities) except, subject to Section 3.01(b), (i) transfers permitted by Section 3.03, (ii) transfers in a bona fide Underwritten Public Offering upon exercise of registration rights pursuant to Article 5,
(iii) transfers pursuant to Rule 144 (or any successor provisions under the Securities Act), (iv) pledges by Schaefer pursuant to the terms of the Cormier-Schaefer Agreement as in effect on November 23, 1994 or as amended, supplemented or modified with the prior consent of the DLJ Entities, (v) subject to Section 4.01, transfers to any other Person in any Private Transaction (as defined below); provided that no Securities may be transferred pursuant to clause (v) to any Person unless such Person shall have agreed in writing to be bound by the terms of this Agreement applicable to such Securityholder; provided further that in the case of Schaefer and Cormier, such a transfer shall exclude any transaction covered by clause (iv) above, and (vi) in the case of any Other Securityholder, transfers pursuant to Section 4.03 hereof. As used herein, "PRIVATE TRANSACTION" means any transfer not covered by clause (i), (ii), (iii) or (vi) above.

       (b) Notwithstanding anything else contained herein, except pursuant to Sections 3.03 or 4.03, no transfer of any shares of Common Stock may be made by Cormier or Schaefer at any time to the extent that the number of shares then sought to be transferred by Cormier or Schaefer, as the case may be, would exceed the Allowable Transfer Amount applicable to such individual at such time. From and after the Section 3.01(b) Termination Date (as defined below), (x) the restriction contained in the preceding sentence shall terminate as to transfers pursuant to Section 3.01(a)(ii) and 3.01(a)(iii), and (y) transfers of shares of Common Stock may be made by Cormier or Schaefer pursuant to Section 3.01(a)(ii) or 3.01(a)(iii) without regard to the Allowable Transfer Amount but only to the extent such transfers are otherwise in accordance with the provisions of Articles 3 and 4. The earlier of (i) November 23, 2000 and (ii) such time as the aggregate number of shares of Fully Diluted Common Stock held by the DLJ Entities is less than 25% of the aggregate number of shares of Fully Diluted Common Stock held by the DLJ Entities on the date hereof (determined taking into account any adjustments in accordance with the terms of the applicable securities) is referred to as the "SECTION 3.01(B) TERMINATION DATE."

       (c) No Securityholder may transfer any Securities at any time except in compliance with applicable federal or state securities laws.

        SECTION 3.02. Legend on Securities. (a) In addition to any other legend that may be required, each certificate for Securities that is issued to any Securityholder shall bear a legend in substantially the following form:

        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITYHOLDERS AGREEMENT DATED AS OF JULY 31, 1998, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM PHASE METRICS, INC. AND ANY SUCCESSOR THERETO."

       (b) If any Securities cease to be subject to any and all restrictions on transfer set forth in this Agreement, the Issuer shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Securities without the second sentence of the legend required by Section 3.02(a) endorsed thereon.

        SECTION 3.03. Permitted Transferees. Notwithstanding anything in this Agreement to the contrary, any Securityholder may at any time transfer any or all of its Securities to one or more of its Permitted Transferees without the consent of the Board or any other Securityholder or group of Securityholders and without compliance with Section 4.01 so long as (a) such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement and (b) the transfer to such Permitted Transferee is not in violation of applicable federal or state securities laws.



                                   ARTICLE 4
    RIGHTS OF FIRST REFUSAL; TAG ALONG RIGHTS; PREEMPTIVE RIGHTS; DRAG ALONG
             RIGHTS; TERMINATION AND INAPPLICABILITY OF PROVISIONS

        SECTION 4.01. Right of First Refusal; Tag along Rights. (a) Subject to the provisions of Sections 4.01(g) and 4.01(h), if any Securityholder receives from or otherwise negotiates with a Third Party in a Private Transaction an offer to purchase for cash (or, subject to clause (f), non-cash consideration) any or all of the Securities owned or held by such Securityholder that is otherwise permitted under this Agreement (including, without limitation, Section
3.01 hereof) (a "SECTION 4.01 OFFER") and such Securityholder (a "SELLING PARTY") intends to pursue such sale of such Securities to such Third Party in such Private Transaction, such Selling Party shall provide the Issuer and each other Securityholder written notice of such Section 4.01 Offer (a "SECTION 4.01 OFFER NOTICE"). The Section 4.01 Offer Notice shall identify the number and type of Securities subject to the Section 4.01 Offer, the cash price at which a sale is proposed to be made (the "SECTION 4.01 OFFER PRICE") and all other material terms and conditions of the Section 4.01 Offer.

       (b) Subject to the provisions of Sections 4.01(g) and 4.01(h), the receipt of a Section 4.01 Offer Notice by the Issuer and each other Securityholder from any Selling Party shall constitute an offer by such Selling Party to sell, to the Issuer and each other Securityholder, for cash (or, subject to clause (f), non-cash consideration) in whole and not in part, with the Issuer having priority with respect to the acceptance of the Section 4.01 Offer. If the Issuer does not accept the offer, in whole and not in part, in accordance herewith, then such offer may be accepted, in whole and not in part, at the Section 4.01 Offer Price by the other Securityholders on a pro rata basis based on each other Securityholder's Percentage Ownership (unless the other Securityholders shall agree to another allocation resulting in acceptance of the
Section 4.01 Offer with respect to all Securities subject to the Section 4.01 Offer); provided that in the event there is an undersubscription by the other Securityholders at the end of the 45-day period referred to below, the unsubscribed Securities shall be apportioned among those other Securityholders whose written notice of acceptance referred to below specified a number of additional shares such Securityholder would like to purchase pursuant to this Section 4.01, which apportionment shall be on a pro rata basis among such Securityholders in accordance with such other Securityholders' Percentage Ownership. Such offer shall be irrevocable for 45 days after receipt of such Section 4.01 Offer Notice by the Issuer and each other Securityholder. During such 45-day period, subject to the Issuer's priority right of exercise as set forth above, each other Securityholder shall have the right to accept such offer (as provided above) within such 45-day period. The Section 4.01 Offer may be accepted by giving a written irrevocable notice of acceptance to such Selling Party prior to the expiration of such 45-day period.

       (c) The Issuer or the Securityholders, as the case may be, shall purchase for cash (or, subject to clause (f), non-cash consideration) at the Section 4.01 Offer Price and pay for all Securities set forth in the Section 4.01 Offer Notice within a 20-day period following acceptance of the Section 4.01 Offer; provided that if the purchase and sale of such Securities is subject to expiration of any applicable statutory waiting period, the time period during which such purchase and sale may be consummated shall be extended until the expiration of five Business Days after such waiting period shall have expired; provided further that such time period shall not exceed 60 days without the written consent of the Selling Party. If such purchase and sale are not consummated by the Issuer and the Securityholders within such time period, such
Section 4.01 Offer shall be deemed to be rejected.

       (d) Upon the rejection or deemed rejection of the Section 4.01 Offer by the Issuer and the Securityholders or the failure to obtain any required consent for the purchase of the Securities subject thereto within 60 days, there shall commence a 90-day period during which the Selling Party shall have the right, subject to Section 4.01(g), to consummate the sale to the Third Party making the
Section 4.01 Offer of all but not less than all of the Securities subject to the
Section 4.01 Offer at a price not less than the Section 4.01 Offer Price; provided that (i) such Third Party shall have agreed in writing to be bound by the terms of this Agreement and (ii) the transfer to such Third Party is not in violation of applicable federal or state or foreign securities laws. Notwithstanding the foregoing, if the purchase and sale of such Securities is subject to any prior regulatory approval, the time period during which such purchase and sale may be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received but in no event shall such time period exceed 120 days without the consent of the Issuer. If such Selling Party does not consummate the sale of any Securities subject to the Section 4.01 Offer in accordance with the time limitations set forth above and in Section 4.01(g), such Selling Party may not sell any Securities without repeating the foregoing procedures.

       (e) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 4.01 will not be applicable to transfers made pursuant to and in compliance with Section 3.03, Section 4.03 or Article 5.

       (f) A Securityholder may transfer Securities in accordance with the foregoing provisions of this Section 4.01 for consideration other than cash only if such Securityholder has first obtained and delivered to each other Securityholder and the Issuer an opinion of an investment banking firm of national standing indicating that the fair market value of the non-cash consideration that such Securityholder proposes to accept as consideration for such Securities, together with any cash consideration, is at least equal to the
Section 4.01 Sale Price.

       (g) (i) If any Section 4.01 Offer constitutes a proposed transfer by Brumberger, Cormier, Schaefer, Peters, Rhotons, Karam, Bye, Aylwin, Amelio, Terry or the Helios Shareholders (each a "TAG ALONG SELLER") in a Private Transaction permitted by Section 3.01(a)(v) and 3.01(b) (a "TAG ALONG SALE"), the DLJ Entities or ABS or both may, at their option, elect to exercise their rights under this Section 4.01(g) in lieu of their rights under Section 4.01(b) (or, in the event of a DLJ Non-Election (as defined below) and an ABS Non-Election (as defined below), the Electing Individual (as defined below) may elect to exercise his rights under this Section 4.01(g) in lieu of his rights under Section 4.01(b)). In the event that the DLJ Entities or ABS or both so elect to exercise their rights under this Section 4.01(g) in lieu of their rights under Section 4.01(b) (or, in the case of a DLJ Non-Election and an ABS Non-Election, the Electing Individual elects to exercise his rights under this
Section 4.01(g) in lieu of his rights under Section 4.01(b)), the DLJ Entities or ABS or both and such of Brumberger, Cormier, Schaefer, Peters, Rhotons, Karam, Bye, Aylwin, Amelio, Terry and the Helios Shareholders as is not a Tag along Seller in such Private Transaction (each of the DLJ Entities, ABS and such entity or individual, a "TAGGING PERSON") shall have the right (a "TAG ALONG RIGHT"), exercisable by written notice given to the Tag along Seller within 45 days after receipt of the Section 4.01 Offer Notice (the "TAG ALONG NOTICE PERIOD"), to request the Tag along Seller to include in the proposed transfer to the Third Party the number of shares of Common Stock or Securities convertible into shares of Common Stock held by such Tagging Person as is specified in such notice; provided that (x) the Tag along Seller shall be required only to include in the proposed transfer a number (the "AGGREGATE TAG AMOUNT") of shares of Common Stock or Securities that are convertible into Common Stock held by such Tagging Persons equal to not more than the number of shares of Common Stock proposed to be sold by the Tag along Seller to such Third Party in such transaction multiplied by a fraction, the numerator of which is the number of shares of Fully Diluted Common Stock owned by all such Tagging Persons immediately prior to the Tag along Sale, and the denominator of which is the total number of shares of Fully Diluted Common Stock immediately prior to the Tag along Sale and (y) if the aggregate number of shares of Common Stock proposed to be sold by all Tagging Persons in such transaction exceeds the Aggregate Tag Amount, the Aggregate Tag Amount of shares permitted to be sold shall be allocated among all Tagging Persons pro rata based on Percentage Ownership. If the DLJ Entities or ABS or both exercise their Tag along Right hereunder (or, in the case of a DLJ Non-Election and an ABS Non-Election, if the Electing Individual exercises his Tag along Right hereunder), each Tagging Person shall deliver to the Tag along Seller the certificate or certificates representing the Securities of such Tagging Person to be included in the transfer, together with a limited power-of-attorney authorizing the Tag along Seller to transfer such Securities on the terms set forth in the Section 4.01 Offer Notice. Delivery of such certificate or certificates representing the Securities to be transferred and the limited power-of-attorney authorizing the Tag along Seller to transfer such Securities shall constitute an irrevocable acceptance of the Tag along Sale by such Tagging Persons. If, at the end of a 120-day period after such delivery, the Tag along Seller has not completed the transfer of all such Securities, the Tag along Seller shall return to each Tagging Person the limited power-of- attorney (and all copies thereof) together with all certificates representing the Securities which such Tagging Person delivered for transfer pursuant to this Section 4.01(g), then Brumberger, Schaefer, Peters, Rhotons, Karam, Bye, Aylwin, Cormier, Amelio, Terry and the Helios Shareholders may not effect another Tag along Sale without repeating the foregoing procedures.

      (ii) The per share consideration to be paid to the Tag along Seller and the Tagging Persons in any Tag along Sale shall be the Section 4.01 Offer Price in the case of sales of Common Stock and in the case of Securities convertible into Common Stock shall be the Section 4.01 Offer Price multiplied by the number of shares of Common Stock into which the Securities in question are convertible.

     (iii) Concurrently with the consummation of the Tag along Sale, the Tag along Seller shall notify the Tagging Persons thereof, shall remit to the Tagging Persons the total consideration for the Securities of the Tagging Persons transferred pursuant thereto (computed pursuant to Section 4.01(g)(ii)), and shall, promptly after the consummation of such Tag along Sale furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by the Tagging Persons.

      (iv) If at the termination of the Tag along Notice Period any Tagging Person shall not have elected to participate in the Tag along Sale, such Tagging Person will be deemed to have waived its rights under this Section 4.01(g) with respect to the transfer of its Securities pursuant to such Tag along Sale.

       (v) In any Tag along Sale in which the DLJ Entities or ABS or both have exercised their Tag along Right, the right of any party pursuant to Section 4.01(b) to accept the offer referred to therein shall be deemed to have terminated. If both the DLJ Entities and ABS elect not to exercise their Tag along Right in any Tag along Sale and elect to accept the offer referred to in
Section 4.01(b), no other Person may exercise any Tag along Right under this
Section 4.01(g). In the event that (A) the DLJ Entities elect neither to exercise their Tag along Right in any Tag along Sale pursuant to Section 4.01(g) nor to accept the offer referred to in Section 4.01(b) (an "DLJ NON-ELECTION") and (B) ABS elects neither to exercise its Tag along Right in any Tag along Sale pursuant to Section 4.01(g) nor to accept the offer referred to in Section 4.01(b) (an "ABS NON-ELECTION"), such of Brumberger, Cormier, Schaefer, Peters, Rhotons, Karam, Bye, Aylwin, Amelio, Terry or the Helios Shareholders as is not a Selling Party under Section 4.01(a) or a Tag along Seller under Section 4.01(g) (the "ELECTING INDIVIDUAL") may elect, subject to the provisions of this
Section 4.01, either (i) to accept the offer referred to in Section 4.01(b) or
(ii) to exercise a Tag along Right in any Tag along Sale pursuant to Section 4.01(g).

       (h) (i) If any Section 4.01 Offer constitutes a proposed transfer by the DLJ Entities or ABS, as the case may be, (each a "SECTION 4.01(h) TAG ALONG SELLER") in a Private Transaction permitted by Section 3.01(a)(v) (each a "SECTION 4.01(h) TAG ALONG SALE") and, in the case of a Section 4.01(h) Tag-along Sale by the DLJ Entities, the DLJ Entities have not exercised their right to compel a sale pursuant to Section 4.03, either of ABS or the DLJ Entities that is not proposing such Section 4.01(h) Tag along Sale (each a "SECTION 4.01(h) TAGGING PERSON") may, at their option, elect to exercise its rights under this Section 4.01(h) in lieu of its rights under Section 4.01(b). In the event that a Section 4.01(h) Tagging Person so elects to exercise its rights under this Section 4.01(h) in lieu of its rights under Section 4.01(b), the Section 4.01(h) Tagging Person shall have the right (a "SECTION 4.01(h) TAG ALONG RIGHT"), exercisable by written notice given to the Section 4.01(h) Tag along Seller within 45 days after receipt of the Section 4.01 Offer Notice (the "SECTION 4.01(h) TAG ALONG NOTICE PERIOD"), to request the Section 4.01(h) Tag along Seller to include in the proposed transfer to the Third Party the number of shares of Common Stock or Securities convertible into shares of Common Stock held by the Section 4.01(h) Tagging Person as is specified in such notice; provided that (x) the Section 4.01(h) Tag along Seller shall be required only to include in the proposed transfer a number (the "SECTION 4.01(h) AGGREGATE TAG AMOUNT") of shares of Common Stock or Securities that are convertible into Common Stock held by the Section 4.01(h) Tagging Person equal to not more than the number of shares of Common Stock proposed to be sold by the Section 4.01(h) Tag along Seller to such Third Party in such transaction multiplied by a fraction, the numerator of which is the number of shares of Fully Diluted Common Stock owned by the Section 4.01(h) Tagging Person immediately prior to the Section 4.01(h) Tag along Sale, and the denominator of which is the total number of shares of Fully Diluted Common Stock held by the
Section 4.01(h) Seller and the Section 4.01(h) Tagging Person immediately prior to the Section 4.01(h) Tag along Sale and (y) if the aggregate number of shares of Common Stock proposed to be sold by the Section 4.01(h) Tagging Person in such transaction exceeds the Section 4.01(h) Aggregate Tag Amount, the number of shares permitted to be sold by the Section 4.01(h) Tagging Person shall be reduced to the Section 4.01(h) Aggregate Tag Amount. If the Section 4.01(h) Tagging Person exercises its Section 4.01(h) Tag along Right hereunder, the
Section 4.01(h) Tagging Person shall deliver to the entity designated by the
Section 4.01(h) Tag along Seller certificate or certificates representing the Securities of the Section 4.01(h) Tagging Person to be included in the transfer, together with a limited power-of-attorney authorizing the Section 4.01(h) Tag along Seller to transfer such Securities on the terms set forth in the Section
4.01 Offer Notice. Delivery of such certificate or certificates representing the Securities to be transferred and the limited power-of-attorney authorizing the
Section 4.01(h) Tag along Seller to transfer such Securities shall constitute an irrevocable acceptance of the Section 4.01(h) Tag along Sale by the Section 4.01(h) Tagging Person. If, at the end of a 120-day period after such delivery, the Section 4.01(h) Tag along Seller have not completed the transfer of all such Securities, the Section 4.01(h) Tag along Seller shall return to the Section 4.01(h) Tagging Person the limited power-of-attorney (and all copies thereof) together with all certificates representing the Securities which the Section 4.01(h) Tagging Person delivered for transfer pursuant to this Section 4.01(h), then the Section 4.01(h) Tag along Seller may not effect another Section 4.01(h) Tag along Sale without repeating the foregoing procedures.

      (ii) The per share consideration to be paid to the DLJ Entities and ABS in any Section 4.01(h) Tag along Sale shall be the Section 4.01 Offer Price in the case of sales of Common Stock and in the case of Securities convertible into Common Stock shall be the Section 4.01 Offer Price multiplied by the number of shares of Common Stock into which the Securities in question are convertible.

     (iii) Concurrently with the consummation of the Section 4.01(h) Tag along Sale, the Section 4.01(h) Tag along Seller shall notify the Section 4.01(h) Tagging Person thereof, shall remit to the Section 4.01(h) Tagging Person the total consideration for the Securities of the Section 4.01(h) Tagging Person transferred pursuant thereto (computed pursuant to Section 4.01(h)(ii)), and shall, promptly after the consummation of such Section 4.01(h) Tag along Sale furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by the Section 4.01(h) Tagging Person.

        (iv) If at the termination of the Section 4.01(h) Tag along Notice Period ABS or the DLJ Entities, as the case may be, shall not have elected to participate in the Section 4.01(h) Tag along Sale, ABS or the DLJ Entities, as the case may be, will be deemed to have waived their rights under this Section 4.01(h) with respect to the transfer of their Securities pursuant to such
Section 4.01(h) Tag along Sale.

       (v) In any Section 4.01(h) Tag along Sale in which a Section 4.01(h) Tagging Person has exercised its Section 4.01(h) Tag along Right, the right of any party pursuant to Section 4.01(b) to accept the offer referred to therein shall be deemed to have terminated. If ABS or the DLJ Entities, as the case may be, elects not to exercise their Section 4.01(h) Tag along Right in any Section 4.01(h) Tag along Sale and elect to accept the offer referred to in Section 4.01(b), no other Person may exercise any Tag along Right under this Section 4.01(h).

        SECTION 4.02. Preemptive Rights. For so long as any Notes, shares of Series B Preferred Stock or shares of Series C Preferred Stock remain outstanding, the Issuer shall provide each Securityholder with a written notice (a "SECTION 4.02 NOTICE") of any proposed issuance by the Issuer of Equity Securities at least 60 days prior to the proposed issuance date. Such notice shall specify the price at which the Equity Securities are to be issued and the other material terms of the issuance. Each Securityholder shall be entitled to purchase, at the price and on the terms specified in such Section 4.02 Notice, the Equity Securities proposed to be issued on a pro rata basis based upon such Securityholder's Percentage Ownership. A Securityholder may exercise its rights under this Section 4.02 by delivering written notice of its election to purchase Equity Securities to the Issuer within 30 days of receipt of the Section 4.02 Notice. Each Securityholder shall deliver a copy of any such written notice to the Issuer and each other Securityholder at least five Business Days prior to the expiration of such 30-day period. A delivery of such a written notice (which notice shall specify the number of shares (or amount) of Equity Securities to be purchased by the Securityholder submitting such notice) by a Securityholder shall constitute a binding agreement of such Securityholder to purchase, at the price and on the terms specified in the Section 4.02 Notice, the number of shares (or amount) of Equity Securities specified in such Securityholder's written notice. In the case of any issuance of Equity Securities, the Issuer shall have 90 days from the date of the Section 4.02 Notice to consummate the proposed issuance of any or all of such Equity Securities which the Securityholders have not elected to purchase at the price and upon terms that are not materially less favorable to the Issuer than those specified in the
Section 4.02 Notice. At the consummation of such issuance, the Issuer shall issue certificates representing the Equity Securities to be purchased by each Securityholder exercising preemptive rights pursuant to this Section 4.02 registered in the name of such Securityholder, against payment by such

Securityholder of the purchase price for such Equity Securities. If the Issuer proposes to issue Equity Securities after such 90-day period, it shall again comply with the procedures set forth in this Section. Notwithstanding the foregoing, no Securityholder shall be entitled to purchase Equity Securities as contemplated by this Section 4.02 in connection with issuances of Equity Securities (i) to employees of the Issuer or any Subsidiary of the Issuer pursuant to employee benefit plans or arrangements approved by the Board (including upon the exercise of employee stock options), (ii) in connection with an Initial Public Offering, (iii) in connection with any bona fide, arm's-length restructuring of outstanding debt of the Issuer or any Subsidiary of the Issuer,
(iv) in connection with any bona fide, arm's-length direct or indirect merger, acquisition or similar transaction, or (v) upon the conversion of any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Notes into Common Stock. The Issuer shall not be under any obligation to consummate any proposed issuance of Equity Securities, regardless of whether it shall have delivered a Section 4.02 Notice in respect of such proposed issuance. Unless earlier terminated pursuant to the terms of this Section 4.02, the provisions of this Section 4.02 shall terminate upon the consummation of an Initial Public Offering.

        SECTION 4.03. Right to Compel Participation in Certain Transfers. (a) If the DLJ Entities should propose to transfer for consideration of cash or stock of no less than $5.00 per share (as adjusted to take into account any subdivisions, combinations or reclassifications of the Common Stock after the date hereof) of Common Stock all shares of Common Stock that they own or have the right to acquire to any Third Party (a "SECTION 4.03 SALE"), the DLJ Entities may, at their option, require all but not less than all the Other Securityholders to participate in such transfer and, in the case of Other Securityholders that hold any shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, (together, "PREFERRED STOCK") require such Securityholders to convert such shares of Preferred Stock to Common Stock upon consummation of such transfer; provided that in any sale for cash consideration the DLJ Entities may only require Securityholders that hold Series C Preferred Stock to participate in such transfer and convert their shares if the cash consideration to be received upon sale of the Common Stock received upon such conversion causes the total cash consideration received, divided by the number of shares of Series C Preferred Stock so converted, to equal or exceed the applicable liquidation preference for a share of Series C Preferred Stock as set forth in the Issuer's Certificate of Incorporation. The DLJ Entities shall provide written notice of such Section 4.03 Sale to the Other Securityholders (a "SECTION 4.03 NOTICE") and a copy of the agreement pursuant to which such shares are proposed to be transferred (the "SECTION 4.03 AGREEMENT"). The Section 4.03 Notice shall identify the transferee, the number of shares of Common Stock subject to the Section 4.03 Sale, the consideration per share of Common Stock for which a transfer is proposed to be made (the "SECTION

4.03 SALE PRICE") and all other material terms and conditions of the Section
4.03 Sale. Each Other Securityholder shall be required to participate in the
Section 4.03 Sale on the terms and conditions set forth in the Section 4.03 Notice and to tender all its shares of Common Stock, and Securities convertible into Common Stock as set forth below. The price of such transfer shall be the
Section 4.03 Sale Price in the case of shares of Common Stock, and in the case of Securities convertible into Common Stock shall be the Section 4.03 Sale Price multiplied by the number of shares of Common Stock into which such Securities are convertible. Within ten Business Days following the date of the Section 4.03 Notice (the "SECTION 4.03 NOTICE PERIOD"), each of the Other Securityholders, except ABS, shall deliver to a representative of the DLJ Entities designated in the Section 4.03 Notice certificates representing all shares of Common Stock held by such Other Securityholder and all Securities convertible into Common Stock held by such Other Securityholder, duly endorsed, together with all other documents required to be executed in connection with such Section 4.03 Sale or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Securities pursuant to this Section 4.03(a) at the closing for such Section 4.03 Sale against delivery to such Other Securityholder of the consideration therefor. If an Other Securityholder should fail to deliver such certificates to the DLJ Entities, the Issuer shall cause the books and records of the Issuer to show that such Securities are bound by the provisions of this
Section 4.03(a) and that such Securities shall be transferred to the Third Party immediately upon surrender for transfer by the Other Securityholder thereof. Within the Section 4.03 Notice Period, ABS shall deliver to a representative of the DLJ Entities designated in the Section 4.03 Notice an unconditional agreement to deliver certificates representing all shares of Common Stock held by ABS and all Securities convertible into Common Stock held by ABS, duly endorsed, together with all other documents required to be executed in connection with such Section 4.03 Sale pursuant to this Section 4.03(a) at the closing for such Section 4.03 Sale against delivery to ABS of the consideration therefor. If ABS should fail to deliver such certificates to the closing for such Section 4.03 Sale, the Issuer shall cause the books and records of the Issuer to show that such Securities are bound by the provisions of this Section 4.03(a) and that such Securities shall be transferred to the Third Party immediately upon surrender for transfer by ABS.

       (b) If, within 120 days after the DLJ Entities give the Section 4.03 Notice, they have not completed the transfer of all the Securities subject to the Section 4.03 Sale, the DLJ Entities shall return to each of the Other Securityholders, except ABS, all certificates representing Securities that such Other Securityholder delivered for transfer pursuant hereto, together with any documents in the possession of the DLJ Entities executed by the Other Securityholder in connection with such proposed transfer, and all the restrictions on transfer contained in this Agreement or otherwise applicable at such time with respect to Securities owned by the Other Securityholders shall again be in effect. If, within 120 days after the DLJ Entities give the Section 4.03 Notice, they have not completed the transfer of all the Securities subject to the
Section 4.03 Sale, the DLJ Entities shall return to ABS the unconditional agreement of ABS and all the restrictions on transfer contained in this Agreement or otherwise applicable at such time with respect to Securities owned by ABS shall again be in effect.

       (c) Promptly after the consummation of the transfer of Securities of the DLJ Entities and the Other Securityholders pursuant to this Section 4.03, the DLJ Entities shall give notice thereof to the Other Securityholders, except ABS, shall remit to each of the Other Securityholders who have surrendered their certificates the total consideration for the shares of Common Stock and Securities convertible into Common Stock transferred pursuant hereto and shall furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by such Other Securityholders.

        SECTION 4.04. Improper Transfer. Any attempt to transfer any Securities not in compliance with this Agreement shall be null and void and neither the Issuer nor any transfer agent shall give any effect in the Issuer's records to such attempted transfer.

        SECTION 4.05. Termination of Agreement. This Agreement shall terminate upon the earliest of

        (i)  the tenth anniversary of the date hereof;

       (ii) such time as at least 50% of the shares of Fully Diluted Common Stock are held by Persons (other than any Securityholder) who acquired their shares in a sale pursuant to (x) Rule 144 under the Securities Act or (y) a public offering registered under the Securities Act; and

      (iii) such time as the DLJ Entities own less than 5% of the aggregate number of shares of Fully Diluted Common Stock.

        SECTION 4.06. Inapplicability of Transfer Restrictions and Corporate Governance Provisions to PM Funding, Inc. Notwithstanding anything else contained herein, PM Funding, Inc. shall not be bound by or subject to any of
(i) the restrictions on or obligations with respect to transfers of Securities set forth in Article 3 or in Section 4.01(a) through (f) or Section 4.01(h) or
(ii) the corporate governance provisions set forth in Article 2.

                                   ARTICLE 5
                              REGISTRATION RIGHTS

        SECTION 5.01. Demand Registration. (a) Commencing on the date which is six months after the Initial Public Offering Schaefer and Cormier may make a written request, commencing on the date which is the first anniversary of the date hereof (x) holders of a majority of the outstanding shares of Series C Preferred Stock may make a written request and (y) ABS may make a written request, and at any time the DLJ Entities may make a written request (any such requesting Person, a "SELLING SECURITYHOLDER") that the Issuer effect the registration under the Securities Act of all or a portion of such Selling Securityholder's Registrable Stock, and specifying the intended method of disposition thereof (it being understood that (A) all such written requests will be sent to the Issuer and each potential Selling Securityholder and (B) more than one Selling Securityholder may request a Demand Registration at the same time). The Issuer will promptly give written notice of such requested registration (a "DEMAND REGISTRATION") at least 30 days prior to the anticipated filing date of the registration statement relating to such Demand Registration to the other Securityholders and thereupon will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

       (i) the Registrable Stock which the Issuer has been so requested to register by the Selling Securityholders, then held by the Selling Securityholders; and

      (ii) subject to Section 5.02, all other Registrable Stock which any other Securityholder entitled to request the Issuer to effect an Incidental Registration (as such term is defined in Section 5.02) pursuant to
        Section 5.02 (all such Securityholders, together with the Selling Securityholders, the "HOLDERS") has requested the Issuer to register by written request received by the Issuer within 15 days after the receipt by such Holders of such written notice given by the Issuer, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Stock so to be registered; provided that, subject to Section 5.01(c) hereof, the Issuer shall not be obligated to effect more than one Demand Registration for Schaefer and Cormier collectively, one Demand Registration for the holders of the Series C Preferred Stock, collectively, one Demand Registration for ABS and four Demand Registrations for the DLJ Entities collectively, pursuant to this Section 5.01 other than any such Demand Registrations effected on Form S-3; and provided further that the Issuer shall not be obligated to effect a Demand Registration unless the Registrable Stock requested to be included in such Demand Registration constitutes at least 25% of the Common Stock then outstanding or to be issued upon conversion of the Notes and/or Series B Preferred Stock or, in the case of a Demand Registration by the holders of a majority of the outstanding shares of Series C Preferred Stock, 25% of the Common Stock issued or to be issued upon conversion of the Series C Preferred Stock. In no event will the Issuer be required to effect more than two Demand Registrations on Form S-3 within any 12 month period.

        Promptly after the expiration of the 15-day period referred to in
Section 5.01(a)(ii) hereof, the Issuer will notify all the Holders to be included in the Demand Registration of the other Holders and the number of shares of Registrable Stock requested to be included therein. The Selling Securityholders requesting a registration under this Section 5.01(a) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability to any of the other Holders, by providing a written notice to the Issuer revoking such request, in which case such request, so revoked, shall be considered a Demand Registration unless such revocation arose out of the fault of the Issuer, in which case such request shall not be considered a Demand Registration. Notwithstanding anything contained in this Agreement to the contrary, nothing herein shall be construed as requiring the Issuer to register any of its securities other than Common Stock.

       (b) The Issuer will pay all Registration Expenses in connection with any Demand Registration.

       (c) A registration requested pursuant to this Section 5.01 shall not be deemed to have been effected unless the registration statement relating thereto
(i) has become effective under the Securities Act and (ii) has remained effective for a period of at least 90 days (or such shorter period in which all Registrable Stock of the Holders included in such registration has actually been sold thereunder); provided that if after any registration statement requested pursuant to this Section 5.01 becomes effective (i) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) less than 75% of the Registrable Stock included in such registration statement has been sold thereunder, such registration statement shall be at the sole expense of the Issuer and shall not be considered a Demand Registration, unless any such interference referred to in clause (i) of this proviso arose out of the fault of the Selling Securityholders, in which case such registration statement shall be considered a Demand Registration.

       (d) If a Demand Registration involves an Underwritten Public Offering and the managing underwriter shall advise the Issuer and the Selling Securityholders that, in its view, (i) the number of shares of Common Stock requested to be included in such registration (including Common Stock which the Issuer proposes to be included which is not Registrable Stock) or (ii) the inclusion of some or all of the Securities owned by the Holders, in either case, exceeds the largest number of Securities which can be sold without having an adverse effect on such offering, including the price at which such Securities can be sold (the "MAXIMUM OFFERING SIZE"), the Issuer will include in such registration, in the priority listed below, up to the Maximum Offering Size:

                  (A) first, all Benchmark Shares requested to be registered by the DLJ Entities (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the DLJ Entities on the basis of the relative number of shares of Registrable Stock requested to be included in such registration) and all Series C Benchmark Shares requested to be registered by holders of the Series C Preferred Stock (allocated among the holders of the Series C Preferred Stock that requested such registration pro rata based on Series C Percentage Ownership) allocated pro rata between the Benchmark Shares and the Series C Benchmark Shares, based upon the total Percentage Ownership represented by the holders of the Benchmark Shares and the holders of the Series C Benchmark Shares, respectively;

                  (B) second, all Registrable Stock requested to be registered by any one or more Selling Securityholders that have requested the Demand Registration pursuant to Section 5.01 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Selling Securityholders on the basis of the relative number of shares of Registrable Stock (excluding any Benchmark Shares and Series C Benchmark Shares) so requested to be included in such registration);

                  (C) third, all Registrable Stock requested to be included in such registration by any other Holder (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such other Holders on the basis of the relative number of shares of Registrable Stock (excluding any Benchmark Shares and Series C Benchmark Shares) so requested to be included in such registration); and

                  (D) fourth, any Common Stock proposed to be registered by the
               Issuer.

        SECTION 5.02. Incidental Registration. (a) If the Issuer proposes to register any of its Common Stock under the Securities Act (other than a registration (A) in connection with an Initial Public Offering, (B) on Form S-8 or S-4 or any successor or similar forms, (C) relating to Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Issuer or (D) in connection with a direct or indirect merger, acquisition or other similar transaction) whether or not for sale for its own account, it will each such time, subject to the provisions of
Section 5.02(b) hereof, give prompt written notice at least 30 days prior to the anticipated filing date of the registration statement relating to such registration to each Securityholder, which notice shall set forth such Securityholders' rights under this Section 5.02 and shall offer all Securityholders the opportunity to include in such registration statement such number of shares of Registrable Stock as each such Securityholder may request (an "INCIDENTAL REGISTRATION"). Upon the written request of any such Securityholder made within 15 days after the receipt of notice from the Issuer (which request shall specify the number of shares of Registrable Stock intended to be disposed of by such Securityholder), the Issuer will use its best efforts to effect the registration under the Securities Act of all Registrable Stock which the Issuer has been so requested to register by such Securityholders, to the extent requisite to permit the disposition of the Registrable Stock so to be registered; provided that (i) if such registration involves an Underwritten Public Offering, all such Securityholders requesting to be included in the Issuer's registration must sell their Registrable Stock to the underwriters selected as provided in Section 5.04(f) on the same terms and conditions as apply to the Issuer and the Selling Securityholders and (ii) if, at any time after giving written notice of its intention to register any stock pursuant to this Section 5.02(a) and prior to the effective date of the registration statement filed in connection with such registration, the Issuer shall determine for any reason not to register such stock, the Issuer shall give written notice to all such Securityholders and, thereupon, shall be relieved of its obligation to register any Registrable Stock in connection with such registration. No registration effected under this Section 5.02 shall relieve the Issuer of its obligations to effect a Demand Registration to the extent required by Section
5.01 hereof. The Issuer will pay all Registration Expenses in connection with each registration of Registrable Stock requested pursuant to this Section 5.02.

        (b) If a registration pursuant to this Section 5.02 involves an Underwritten Public Offering (other than in the case of an Underwritten Public Offering requested by any Securityholder in a Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 5.01(d) shall apply) and the managing underwriter advises the Issuer that, in its view, the number of shares of Common Stock which the Issuer and the selling Securityholders intend to include in such registration exceeds the

Maximum Offering Size, the Issuer will include in such registration, in the following priority, up to the Maximum Offering Size:

                (i) first, so much of the Common Stock proposed to be registered by the Issuer as would not cause the offering to exceed the Maximum Offering Size;

                (ii) second, all Benchmark Shares requested to be included in such registration statement by any DLJ Entity pursuant to this Section
        5.02 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such DLJ Entities on the basis of the relative number of shares of Registrable Stock requested to be so included) and all Series C Benchmark Shares requested to be included in such registration statement by holders of the Series C Preferred Stock (allocated among the holders of the Series C Preferred Stock that requested such registration pro rata based on Series C Percentage Ownership) allocated between the Benchmark Shares and the Series C Benchmark Shares pro rata based upon the total Percentage Ownership represented by the holders of the Benchmark Shares and the holders of the Series C Benchmark Shares, respectively;

                (iii) third, all Registrable Stock other than Benchmark Shares and Series C Benchmark Shares requested to be included in such registration by any Securityholder pursuant to this Section 5.02 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata and such Securityholders on the basis of the relative number of shares of Registrable Stock (excluding any Benchmark Shares and Series C Benchmark Shares) so requested to be included in such registration).

        SECTION 5.03. Holdback Agreements. If any registration of Registrable Stock shall be in connection with an Underwritten Public Offering, each Securityholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Stock, and not to effect any such public sale or distribution of any other Common Stock of the Issuer or of any stock convertible into or exchangeable or exercisable for any Common Stock of the Issuer (in each case, other than as part of such Underwritten Public Offering) during the 14 days prior to the effective date of such registration statement (except as part of such registration) or during the period after such effective date that such managing underwriter and the Issuer shall agree (but not to exceed 90 days). Any waiver of any restriction on sales or distributions referred to in this Section
5.03 shall be effective as to each of ABS, Brumberger, Cormier, Schaefer, Peters, Rhotons, Karam, Bye, Aylwin, Amelio, Terry, the Helios Shareholders and the DLJ

Entities, regardless of whether the waiver was in fact requested by, or granted to, only certain of such Persons.

        SECTION 5.04. Registration Procedures. Whenever Securityholders request that any Registrable Stock be registered pursuant to Section 5.01 or 5.02 hereof, the Issuer will, subject to the provisions of such Sections, use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

        (a) The Issuer will as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Issuer then qualifies or which counsel for the Issuer shall deem appropriate and which form shall be available for the sale of the Registrable Stock to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days (or such shorter period in which all of the Registrable Stock of the Holders included in such registration statement shall have actually been sold thereunder).

        (b) The Issuer will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Securityholder and each underwriter, if any, of the Registrable Stock covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Issuer will furnish to such Securityholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Securityholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such Securityholder.

        (c) After the filing of the registration statement, the Issuer will promptly notify each Securityholder holding Registrable Stock covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

        (d) The Issuer will use its best efforts to (i) register or qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as any Securityholder holding such Registrable Stock reasonably (in light of such Securityholder's intended plan of distribution) requests and (ii) cause such

Registrable Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Issuer and do any and all other acts and things that may be reasonably necessary or advisable to enable such Securityholder to consummate the disposition of the Registrable Stock owned by such Securityholder; provided that the Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or
(C) consent to general service of process in any such jurisdiction.

        (e) The Issuer will immediately notify each Securityholder holding such Registrable Stock covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Securityholder and file with the SEC any such supplement or amendment.

        (f) Subject to Section 7.05, the Issuer may select, in its sole discretion, the underwriter or underwriters in connection with any Underwritten Public Offering as it may deem appropriate. Notwithstanding the foregoing, (i) the DLJ Entities will have the right, in their sole discretion, to select the underwriter or underwriters in connection with any underwritten Demand Registration requested by any of the DLJ Entities pursuant to Section 5.01, (ii) Cormier and Schaefer will have the right, in their sole discretion, to select the underwriter or underwriters in connection with any underwritten Demand Registration requested by them only (and not also by any DLJ Entity) pursuant to
Section 5.01 and (iii) ABS will have the right, in its sole discretion, to select the underwriter or underwriters in connection with any underwritten Demand Registration requested by it only (and not also by any DLJ Entity) pursuant to Section 5.01; provided that if such Demand Registration referred to in clause (iii) is also requested by any DLJ Entity, such DLJ Entity will have the right, in its sole discretion, to select the lead managing underwriter in connection with such underwritten Demand Registration and ABS will have the right, in its sole discretion, to select a co- managing underwriter in connection with such underwritten Demand Registration. Any Affiliate of any of the DLJ Entities may be selected as underwriter for an Underwritten Public Offering. The Issuer will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Stock, including the engagement of a "QUALIFIED INDEPENDENT

UNDERWRITER" in connection with the qualification of the underwriting arrangements with the NASD.

        (g) The Issuer will make available for inspection by any Securityholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Issuer pursuant to this Section 5.04 and any attorney, accountant or other professional retained by any such Securityholder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Issuer (collectively, the "RECORDS") as shall be reasonably requested by any such Person, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

        (h) The Issuer will furnish to each such Securityholder and to each such underwriter, if any, a signed counterpart, addressed to such underwriter, of (i) an opinion or opinions of counsel to the Issuer and (ii) a comfort letter or comfort letters from the Issuer's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as a majority of such Securityholders or the managing underwriter therefor reasonably requests.

        (i) The Issuer will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

        The Issuer may require each such Securityholder to promptly furnish in writing to the Issuer such information regarding the distribution of the Registrable Stock as the Issuer may from time to time reasonably request and such other information as may be legally required in connection with such registration.

        Each such Securityholder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 5.04(e) hereof, such Securityholder will forthwith discontinue disposition of Registrable Stock pursuant to the registration statement covering such Registrable Stock until such Securityholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.04(e) hereof, and, if so directed by the Issuer, such Securityholder will deliver to the Issuer all copies, other than any permanent file copies then in such Securityholder's possession, of the most recent prospectus covering such Registrable Stock at the time of receipt of such notice. In the event that the Issuer shall give such notice, the Issuer shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5.04(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.04(e) hereof to the date when the Issuer shall make available to such Securityholder a prospectus supplemented or amended to conform with the requirements of Section 5.04(e) hereof.

        SECTION 5.05. Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless each Securityholder holding Registrable Stock covered by a registration statement, its officers, directors and agents, and each Person, if any, who controls such Securityholder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Stock (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made in strict conformity with information furnished in writing to the Issuer by such Securityholder or on such Securityholder's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Stock concerned to such Person if it is determined that the Issuer has provided such prospectus and it was the responsibility of such Securityholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Issuer also agrees to indemnify any underwriters of the Registrable Stock, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Securityholders provided in this Section 5.05.

        SECTION 5.06. Indemnification by Participating Securityholders. (a) Subject to Section 5.06(b), each Securityholder holding Registrable Stock included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Issuer, its officers, directors and agents and each Person, if any, who controls the Issuer within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to such Securityholder, but only (i) with respect to information furnished in writing by such Securityholder or on such Securityholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Stock, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 5.05 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Stock concerned to such Person if it is determined that it was the responsibility of such Securityholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Subject to Section 5.06(b), each such Securityholder also agrees to indemnify and hold harmless underwriters of the Registrable Stock, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Issuer provided in this Section 5.06. As a condition to including Registrable Stock in any registration statement filed in accordance with Article 5 hereof, the Issuer may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

        (b) No Securityholder shall be liable under Section 5.06(a) for any damage thereunder in excess of the net proceeds realized by such Securityholder in the sale of the Registrable Stock of such Securityholder.

        SECTION 5.07. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 5, such Person (an "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

        SECTION 5.08. Contribution. If the indemnification provided for in this
Article 5 is held by a court of competent jurisdiction to be unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Issuer and the Securityholders holding Registrable Stock covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Issuer and such Securityholders on the one hand and the underwriters on the other, from the offering of the Registrable Stock, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Issuer and such Securityholders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Issuer on the one hand and each such Securityholder on the other, in such proportion as is appropriate to reflect the relative fault of the Issuer and of each such

Securityholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and such Securityholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuer and such Securityholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Issuer and such Securityholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and such Securityholders or by such underwriters. The relative fault of the Issuer on the one hand and of each such Securityholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Issuer and the Securityholders agree that it would not be just and equitable if contribution pursuant to this Section 5.08 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.08, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Securityholder shall be required to contribute any amount in excess of the amount by which the net proceeds realized on the sale of the Registrable Stock of such Securityholder exceeds the amount of any damages which such Securityholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Securityholder's obligation to contribute pursuant to this Section 5.08 is several in the proportion that the proceeds of the offering received by such Securityholder bears to the total proceeds of the offering received by all such Securityholders and not joint.

        SECTION 5.09. Participation in Public Offering. No Person may participate in any Underwritten Public Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

                                    ARTICLE 6
                        CERTAIN COVENANTS AND AGREEMENTS

        SECTION 6.01. Confidentiality. (a) Each Securityholder hereby agrees that Confidential Information (as defined below) furnished and to be furnished to it was and will be made available in connection with such Securityholder's investment in the Issuer. Each Securityholder agrees that it will not use the Confidential Information in any way to the competitive disadvantage of the Issuer. Each Securityholder further acknowledges and agrees that it will not disclose any Confidential Information to any Person; provided that Confidential Information may be disclosed (i) to such Securityholder's Representatives (as defined below) in the normal course of the performance of their duties, (ii) to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Securityholder is subject), (iii) to any Person to whom such Securityholder is contemplating a transfer of its Securities (provided that such transfer would not be in violation of the provisions of this Agreement and as long as such potential transferee is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement in form and substance satisfactory to the Issuer and consistent with the provisions hereof) or (iv) if the prior written consent of the Board shall have been obtained. Nothing contained herein shall prevent the use of Confidential Information in connection with the assertion or defense of any claim by or against the Issuer or any Securityholder.

        (b) "CONFIDENTIAL INFORMATION" means any information concerning the Issuer, its financial condition, business, operations or prospects in the possession of or to be furnished to any Securityholder in its capacity as a shareholder of the Issuer or by virtue of its present or former right to designate a director of the Issuer; provided that the term "CONFIDENTIAL INFORMATION" does not include information which (i) becomes generally available to the public other than as a result of a disclosure by a Securityholder or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (all such persons being collectively referred to as "REPRESENTATIVES") in violation of any of the Transaction Documents (as such term is defined in the Securities Purchase Agreement), (ii) is or was available to such Securityholder on a nonconfidential basis prior to its disclosure to such Securityholder or its Representatives by the Issuer or (iii) was or becomes available to such Securityholder on a non-confidential basis from a source other than the Issuer, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Securityholder's knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Issuer or another Person.

        SECTION 6.02. No Inconsistent Agreements. Neither the Issuer nor any Securityholder is presently a party to or will hereafter enter into any agreement with respect to any Securities which is inconsistent with the rights granted to any Securityholder by this Agreement or any other agreements relating to the Securities to which the Securityholders are parties or which otherwise conflicts with the provisions hereof or thereof, or will in the future grant or cause to be granted to any holder or prospective holder of any Securities, any rights relating thereto, including, for example, registration rights, which are, in the aggregate, made available on more favorable terms (including, without limitation, terms which are more favorable than those set forth in Article 5) to such holder than those granted to the Securityholders hereunder and thereunder, unless the Securityholders are given all of the benefits of such favorable terms and consent thereto.



                                    ARTICLE 7
                                  MISCELLANEOUS

        SECTION 7.01. Entire Agreement. The Transaction Documents constitute the entire agreement between the parties with respect to the subject matter of the Transaction Documents and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement and the other Transaction Documents.

        SECTION 7.02. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        SECTION 7.03. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Issuer or any Securityholder, except in connection with a transfer of securities of the Issuer pursuant to the terms hereof; provided that any Person acquiring Securities who is required by the terms of this Agreement to become a party hereto shall execute and deliver to the Issuer an agreement to be bound by this Agreement and shall thenceforth be a "SECURITYHOLDER". Any Securityholder who ceases to beneficially own any Securities shall cease to be bound by the terms hereof (other than Sections 5.06, 5.07, 5.08 and 6.01).

        SECTION 7.04. Amendment; Waiver; Termination. (a) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Issuer with the approval of the Board and Securityholders holding or having the right to acquire at least 85% of the Fully Diluted Common Stock held by parties to this Agreement.

        (b) In addition, any amendment, modification or termination of any provision of this Agreement that would adversely affect a DLJ Entity may be effected only with the consent of such DLJ Entity.

        (c) In addition, any amendment, modification or termination of any provision of this Agreement that would adversely affect Cormier or Schaefer may be effected only with the consent of Cormier or Schaefer, respectively.

        (d) In addition, any amendment, modification or termination of any provision of this Agreement that would adversely affect ABS may be effected only with the consent of ABS.

        SECTION 7.05. Exclusive Financial Advisor and Investment Banking Advisor. During the period from the date hereof through and including November 23, 1998, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), or any Affiliate of DLJSC that the DLJ Entities may choose in their sole discretion, shall be engaged as the exclusive financial advisor and investment banker for the Issuer for an annual retainer fee (i) which shall be $200,000 effective for November 23, 1998 and (ii) which thereafter shall be on commercially reasonable terms to be agreed between the Issuer and DLJSC.

        SECTION 7.06. Notices. All notices and other communications given or made pursuant hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given or made if sent by fax (with confirmation in writing), delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth below or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made upon receipt:

        if to the DLJ Entities, to:

        DLJ Merchant Banking Funding, Inc.
        DLJ Merchant Banking Partners, L.P.
        277 Park Avenue
        New York, New York  10172
        Attention:  Thompson Dean
        Fax:  (212) 892-7552

        and to:

        DLJ International Partners, C.V.
        DLJ Offshore Partners, C.V.
        c/o DLJ Offshore Management N.V.
        John B. Gorsiraweg 6
        Willemstad, Curacao
        Netherlands Antilles
        Attention:  Germaine Sprock

        MeesPierson Trust (Curacao) N.V.
        DLJ Capital Corporation
        Sprout Growth II, L.P.
        Sprout Capital VI, L.P.
        3000 Sand Hill Road
        Building 3, Suite 170
        Menlo Park, California  94025
        Attention: Robert Finzi
        Fax:  (650) 234-2779

        Donaldson, Lufkin & Jenrette
          Securities Corporation
        277 Park Avenue
        New York, New York 10172
        Attention: Ivy Dodes
        Fax:   (212) 892-2689

        with a copy to:

        Davis Polk & Wardwell
        450 Lexington Avenue
        New York, New York  10017
        Attention:  George R. Bason, Jr.
        Fax:  (212) 450-4800

        if to ABS, to:

        ABS Capital Partners II, L.P.
        101 California Street, 47th Floor
        San Francisco, California  94111
        Attention: Andrew T. Sheehan
        Fax: 415-477-3229

        and to:

        ABS Capital Partners II, L.P.
        One South Street
        Baltimore, Maryland  21202
        Attention: Donald B. Hebb, Jr.
        Fax: 410-895-4380

        with a copy to:

        Hogan & Hartson, L.L.P.
        111 South Calvert Street, Suite 1600
        Baltimore, Maryland  21202
        Attention: Walter G. Lohr, Jr.
        Fax: 410-539-6981
        if to Cormier, to:

        Arthur J. Cormier
        P.O. Box 1714
        Rancho Sante Fe, CA 92067

        with a copy to:

        Paul, Hastings, Janofsky & Walker
        695 Town Center Drive
        17th Floor
        Costa Mesa, CA  92626
        Attention:  Robert R. Burge
        Fax:  (714) 979-1921

        if to Schaefer or the Issuer, to:

        Phase Metrics, Inc.
        10260 Sorrento Valley Blvd.
        San Diego, CA  92121
        Attention:  John F. Schaefer
        Fax:  (619) 646-4846

        with a copy to:

        Brobeck, Phleger & Harrison LLP
        38 Technology Drive
        Newport Beach, CA  92618
        Attention:  Richard A. Fink
        Fax:  (949) 790-6301

        if to the Helios Shareholders to:

        Richard J. Freedland and Nanette A. Freedland
          as Trustees of the Freedland 1994 Unitrust
        1010 Madison Drive
        Mountain View, CA  94040

        Hung Ba Le and Anh Le
          as Trustees of the Le 1994 Unitrust
        2051 Edgegate
        San Jose, CA  95122

        Alex Moraru and Liliana Moraru
          as Trustees of the Moraru 1994 Unitrust
        4349 Nicolet
        Fremont, CA  94536

        Loai Najjar and Mickie Najjar
          as Trustees of the Najjar 1994 Unitrust
        P.O. Box 3307
        Santa Clara, CA  94087

        with a copy to:

        Fenwick & West
        Two Palo Alto Square, Suite 800
        Palo Alto, CA  94306
        Attention:  Dennis Debroeck
        Fax:  (415) 857-0361

        if to Brumberger to:

        Neil A. Brumberger
        121 Fiesta Circle
        Orinda, CA  94563
        Fax:  (510) 376-4609

        with a copy to:

        Latham & Watkins
        505 Montgomery Street
        Suite 1900
        San Francisco, CA  94111
        Attn:  Christopher L. Kaufman, Esq.
        Fax:  (415) 395-8095

        if to Peters to:

        Roger D. Peters
        Mary Anne Christine Peters
        152 Chicago Way
        San Francisco, CA  94112
        with a copy to:

        Bronson, Bronson & McKinnon
        505 Montgomery Street
        San Francisco, CA  94111-2514
        Attn:  William T. Manierre, Esq.
        Fax:  (415) 982-1394

        if to Rhotons to:

        Jeffrey K. Rhoton
        Yvonne H. Rhoton
        30 Woodland Court
        San Ramon, CA  94583

        with a copy to:

        Bronson, Bronson & McKinnon
        505 Montgomery Street
        San Francisco, CA  94111-2514
        Attn:  William T. Manierre, Esq.
        Fax:  (415) 982-1394

        if to Karam to:

        Raymond M. Karam
        226 East Junipero
        Santa Barbara, CA  93105

        with a copy to:

        Price, Postel & Parma LLP
        200 East Carrillo Street
        Suite 400
        Santa Barbara, CA  93101
        Attn:  Raymond P. Le Blanc
        Fax:  (805) 965-3978
        if to Bye to:

        Randall E. Bye
        535 Chalkhill Road
        Solvang, CA  93463

        with a copy to:

        Price, Postel & Parma LLP
        200 East Carrillo Street, Suite 400
        Santa Barbara, CA  93101
        Attn:  Raymond P. Le Blanc
        Fax:  (805) 965-3978

        if to Aylwin to:

        Pedro A. Aylwin
        1054 Miramonte Drive, #3
        Santa Barbara, CA  93107

        with a copy to:

        Price, Postel & Parma LLP
        200 East Carrillo Street, Suite 400
        Santa Barbara, CA  93101
        Attn:  Raymond P. Le Blanc
        Fax:  (805) 965-3978

        if to Amelio to:

        Dr. Gilbert F. Amelio
        The Parkside Group
        650 California Street, #2400
        San Francisco, CA 94108
        Fax:  (408) 295-1737

        if to Terry to:

        William E. Terry
        925 Laurel Glen Drive
        Palo Alto, CA  94304-1323
        Fax:  (650) 948-8960 or (650) 852-2955

        Any Person who becomes a Securityholder shall provide its address and fax number to the Issuer, which shall promptly provide such information to each other Securityholder.

        SECTION 7.07. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

        SECTION 7.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

        SECTION 7.09. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law rules of such state.

        SECTION 7.10. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

        SECTION 7.11. Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.06 shall be deemed effective service of process on such party.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    DLJ MERCHANT BANKING
                                      PARTNERS, L.P.

                                    By: DLJ MERCHANT BANKING, INC.
                                          Managing General Partner


                                    By: /s/ IVY DODES
                                        ---------------------------------------

                                        Name:  Ivy Dodes
                                        Title: Vice President


                                    DLJ INTERNATIONAL PARTNERS,
                                      C.V.

                                    By: DLJ MERCHANT BANKING, INC.
                                          Advisory General Partner


                                    By: /s/ IVY DODES
                                        ---------------------------------------

                                        Name:  Ivy Dodes
                                        Title: Vice President


                                    DLJ OFFSHORE PARTNERS, C.V.

                                    By: DLJ MERCHANT BANKING, INC.
                                          Advisory General Partner


                                    By: /s/ IVY DODES
                                        ---------------------------------------

                                        Name:  Ivy Dodes
                                        Title: Vice President

                                    DLJ MERCHANT BANKING FUNDING,
                                      INC.


                                    By: /s/ IVY DODES
                                        ---------------------------------------

                                        Name:  Ivy Dodes
                                        Title: Vice President


                                    DLJ FIRST ESC, L.P.
                                    DLJ ESC II, L.P.

                                    By: DLJ LBO PLANS MANAGEMENT
                                        CORPORATION
                                        Their General Partner


                                    By: /s/ IVY DODES
                                        ----------------------------------------

                                        Title: Vice President


                                    DLJ CAPITAL CORPORATION


                                    By: /s/ ROBERT FINZI
                                        ----------------------------------------

                                        Robert Finzi
                                        Vice President


                                    SPROUT GROWTH II, L.P.

                                    By:  DLJ CAPITAL CORPORATION
                                          Managing General Partner


                                    By: /s/ ROBERT FINZI
                                        ----------------------------------------

                                        Robert Finzi
                                        Vice President

                                    SPROUT CAPITAL VI, L.P.

                                    By: DLJ CAPITAL CORPORATION
                                         Managing General Partner


                                    By: /s/ ROBERT FINZI
                                        ----------------------------------------

                                        Robert Finzi
                                        Vice President


                                    ABS CAPITAL PARTNERS II, L.P.

                                    By: ABS PARTNERS II, L.L.C.
                                        Its General Partner


                                    By: /s/ DONALD B. HEBB
                                        ----------------------------------------

                                        Name:  Donald B. Hebb, Jr.
                                        Title: Managing Member


                                    PM FUNDING, INC.


                                    By: /s/ ROBERT GREEN
                                        ----------------------------------------

                                        Name:  Robert Green
                                        Title: Senior Vice President


                                        /s/ ARTHUR J. CORMIER
                                        ----------------------------------------

                                        Arthur J. Cormier


                                        /s/ JOHN F. SCHAEFER
                                        ----------------------------------------

                                        John F. Schaefer


                                    PHASE METRICS, INC.


                                    By: /s/ JOHN F. SCHAEFER
                                        ----------------------------------------

                                        Name:  John F. Schaefer
                                        Title: CEO

                                    DONALDSON, LUFKIN & JENRETTE
                                       SECURITIES CORPORATION


                                    By: /s/ IVY DODES
                                        ---------------------------------------

                                        Ivy Dodes
                                        Vice President


                                    THE FREEDLAND 1994 UNITRUST


                                    By:
                                        ---------------------------------------

                                        Richard J. Freedland, Trustee


                                    By:
                                        ---------------------------------------

                                        Nanette A. Freedland, Trustee


                                    THE MORARU 1994 UNITRUST


                                    By:
                                        ---------------------------------------

                                        Alex Moraru, Trustee


                                    By:
                                        ---------------------------------------

                                        Liliana Moraru, Trustee


                                    THE LE 1994 UNITRUST


                                    By:
                                        ---------------------------------------

                                        Hung Ba Le, Trustee


                                    By:
                                        ---------------------------------------

                                        Anh Le, Trustee

                                    THE NAJJAR 1994 UNITRUST


                                    By:
                                       ----------------------------------------

                                        Loai Najjar, Trustee


                                    By:
                                       ----------------------------------------

                                        Mickie Najjar, Trustee


                                       ----------------------------------------

                                        Neil H. Brumberger


                                       ----------------------------------------

                                        Hart H. Brumberger

                                    ROGER D. PETERS AND MARY
                                    ANNE CHRISTINE PETERS LIVING
                                    TRUST


                                    By:
                                       ----------------------------------------

                                       Roger D. Peters, individually and as Co-
                                       Trustee with Mary Anne Christine Peters


                                    By:
                                       ----------------------------------------

                                       Mary Anne Christine Peters,
                                       individually and as Co-Trustee with
                                       Roger D. Peters

                                    JEFFREY K. RHOTON AND
                                    YVONNE H. RHOTON LIVING
                                    TRUST

                                    By:
                                       ----------------------------------------

                                       Jeffrey K. Rhoton, individually and as
                                       Co-Trustee with Yvonne H. Rhoton


                                    By:
                                       ----------------------------------------

                                       Yvonne H. Rhoton, individually and as
                                       Co-Trustee with Jeffrey K. Rhoton

                                        ---------------------------------------

                                        Raymond M. Karam


                                        ---------------------------------------

                                        Randall E. Bye


                                        ---------------------------------------

                                        Pedro A. Aylwin


                                        /s/ GILBERT F. AMELIO
                                        ---------------------------------------

                                        Dr. Gilbert F. Amelio


                                        /s/ WILLIAM E. TERRY
                                        ---------------------------------------

                                        William E. Terry


ACKNOWLEDGMENT OF SPOUSES:

The undersigned spouses of the foregoing individuals acknowledge and agree to be bound by the terms and conditions of this Agreement


---------------------------------



---------------------------------



---------------------------------


/s/ MRS. AMELIO
---------------------------------


/s/ MRS. TERRY
---------------------------------

                           CROSS-REFERENCE TARGET LIST

          NOTE: DUE TO THE NUMBER OF TARGETS SOME TARGET NAMES MAY NOT APPEAR IN THE TARGET PULL-DOWN LIST.
     (This list is for the use of the wordprocessor only, is not a part of this document and may be discarded.)

ARTICLE/SECTION  TARGET NAME       ARTICLE/SECTION  TARGET NAME       ARTICLE/SECTION  TARGET NAME      ARTICLE/SECTION  TARGET NAME

1.01(a).....................terms
1.01(b)........extent transferred
1.01(c)....................extent
1.01(d)..................election
2.................corp.governance
2.01...............composition.bd
2.03....................vacancies
2.03(a)........entitled.designate
2.04............term.rights.oblig
3....................restrictions
3.01......................general
3.01(a).............until.earlier
3.01(a)(ii)....transfers.bonafide
3.01(a)(iii)....transfers.rule144
3.01(a)(v)...no.securities.transf
3.01(b)...............no.transfer
3.02(a)...............bear.legend
3.03...........permitted.transfer
4...........art.right.1st.refusal
4.01............right.1st.refusal
4.01(a).................negotiate
4.01(b)...................receipt
4.01(g).........proposed.transfer
4.01(g)(i).........elect.exercise
4.01(g)(ii)...share.consideration
4.01(g)(v)...........accept.offer
4.01(h).....offer consitutes prop
4.01(h)(ii)....per share consider
?.........................in.lieu
?.....................offer.price
4.02............preemptive.rights
4.03.................right.compel
4.03(a).............transfer.cash
5...................regist.rights
5.01................demand.regist
5.01(a)...........written.request
5.01(a)(ii).....registrable.stock
5.01(a)(ii)...............removal
5.01(c)..........regist.requested
5.01(d)........underwriter.advise
5.01(d)........underwriter.advise
5.02............incidental.regist
5.02(a)...........issuer.proposes
5.02(b)...........underwritten.po
5.03................holdback.agts
5.04............regist.procedures
5.04(a)............issuer.prepare
5.04(e).............issuer.notify
5.04(f).............issuer.select
5.04(g).................available
5.04(h)............issuer.furnish
5.05..............indemnification
5.06.........indemn.participating
5.06(a)...................holding
5.06(b)....................liable
5.07......................conduct
5.08.................contribution
6.01..............confidentiality
6.01(b)...............confid.info
7.03................assignability
7.05..........exclusive.finan.adv
7.06......................notices

ARTICLE/SECTION  TARGET NAME       ARTICLE/SECTION  TARGET NAME       ARTICLE/SECTION  TARGET NAME      ARTICLE/SECTION  TARGET NAME


                                       2